UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

Deutsche Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2014

Annual Report

to Shareholders

Deutsche Diversified Market Neutral Fund

(formerly DWS Diversified Market Neutral Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
13 Performance Summary
15 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
40 Notes to Financial Statements
56 Report of Independent Registered Public Accounting Firm
57 Information About Your Fund's Expenses
59 Tax Information
60 Advisory Agreement Board Considerations and Fee Evaluation
67 Board Members and Officers
72 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Investment strategies employed by the fund’s investment management teams are intended to be complementary, but may not be. The interplay of the various strategies may result in the fund holding a significant amount of certain types of securities and could increase the fund’s portfolio turnover rates which may result in higher transactional costs and/or capital gains or losses. Some money managers will have a greater degree of correlation with each other and with the market than others. The degree of correlation will vary as a result of market conditions and other factors. The fund may lend securities to approved institutions. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 14 for more complete performance information.

Investment Strategy

The fund seeks to achieve its investment objective by employing a multi-manager approach whereby portions of the fund's assets are allocated to separate investment management teams, including subadvisors that employ different market-neutral investment strategies. Pursuant to the investment management teams' different investment strategies, the fund's investment portfolio primarily comprises exposure to long and short positions in securities and other investments from U.S., foreign and emerging markets. Portfolio management buys (takes long positions in) investments that it believes are undervalued and sells short securities and other investments (e.g., borrows the investment and then sells it) that it believes are overvalued.

The Advisor currently allocates the fund's assets across two subadvised sleeves managed by GAM International Management Limited ("GAM") and Henderson Alternative Investment Advisor Limited ("Henderson") and one sleeve managed by the Advisor. Each investment management team will employ different market-neutral investment strategies when managing the assets of the fund allocated to it.

Overview of Market and Fund Performance

For the 12-month period ending August 31, 2014, the fund posted a –1.03% total return, compared with the 0.04% return of its benchmark, the Citigroup 3-Month T-Bill Index.

The fund employs a multi-manager approach under which assets are allocated among three separate investment management teams that employ a variety of long/short equity investment strategies. Two of the strategies are implemented by subadvisors, while the third is implemented by the Advisor. Manager selection and the allocation of fund assets among managers are performed by the Advisor.

"The fund employs a multi-manager approach under which assets are allocated among three separate investment management teams."

Positive and Negative Contributors to Performance

As of August 31, 2014, the fund's equity exposure was in aggregate net long 2.5%. Approximately one-half of the fund’s gross exposure (which includes both long and short positions) was to U.S. stocks, with most of the rest in Europe and a smaller portion in Asia. The fund’s short positions outperformed the long positions, meaning that they declined more than the long positions rose.

Sectors contributing to performance included consumer discretionary, energy and industrials. Within consumer discretionary, performance benefited from the rebound of a major online retailer and news of expansion plans for a movie theatre operator. Performance within energy benefited from positive news from an oil and gas exploration Sectors contributing to performance included consumer discretionary, energy and industrials. Within consumer discretionary, performance benefited from the rebound of a major online retailer and news of expansion plans for a movie theatre operator. Performance within energy benefited from positive news from an oil and gas exploration and production company, which announced the adoption of innovative technologies. Industrials performance was led by a U.S. railroad operator, a U.K. aerospace engineering and manufacturing firm, and a French high-tech aerospace firm. and production company, which announced the adoption of innovative technologies. Industrials performance was led by a U.S. railroad operator, a U.K. aerospace engineering and manufacturing firm, and a French high-tech aerospace firm.

Ten Largest Long Equity Holdings at August 31, 2014 (10.0% of Net Assets)
1. Continental Resources, Inc. Explorer and producer of crude oil and natural gas	1.1%
2. Citigroup, Inc. A diversified financial services holding company	1.1%
3. Sprouts Farmers Market, Inc. Farmers markets supplier	1.1%
4. Oasis Petroleum, Inc. Independent oil exploration and production company	1.1%
5. eBay, Inc. Provider of online auction services	1.1%
6. Kroger Co. Operates supermarkets and convenience stores	1.0%
7. Incyte Corp. Developer of novel therapeutics	0.9%
8. QUALCOMM, Inc. Developer and manufacturer of communication systems	0.9%
9. Eli Lilly & Co. Producer of pharmaceuticals	0.9%
10. SABMiller PLC An international beer company	0.8%

The principal sectors detracting from performance were consumer staples, financials, health care, information technology and materials. In consumer staples, a key detractor was a short position in U.S.-based food companies whose shares outperformed. Within financials, short positions in a U.S.-based REIT and a U.S.- based insurer detracted, as both saw their shares rise in value. Short positions in a handful of U.S. biotechnology companies led underperformance within health care.

Ten Largest Short Equity Holdings at August 31, 2014 (11.0% of Net Assets)
1. Wal-Mart Stores, Inc. Operates stores and supercenters	1.6%
2. American Capital Ltd. Alternative asset manager	1.3%
3. Seattle Genetics, Inc. Discovers and develops monoclonal antibody-based drugs to treat cancer and related diseases	1.3%
4. Alliant Energy Corp. Provider of public-utility services	1.0%
5. PPL Corp. An energy and utility holding company	1.0%
6. International Business Machines Corp. Provides computer solutions through the use of information technology	1.0%
7. Hologic, Inc. Develops, manufactures and markets X-ray systems	1.0%
8. Sysco Corp. Distributes food and related products primarily to the food service industry	1.0%
9. Health Care REIT, Inc. Real estate investment trust	0.9%
10. Helmerich & Payne, Inc. Provides contract drilling of oil and gas wells in the Gulf of Mexico and South America	0.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 72 for contact information.

Portfolio Management Team

Deutsche Investment Management Americas Inc.

Chris Umscheid, Director, DIMA

Lead Portfolio Manager of the fund. Joined the fund in 2013.

— Global Head of Hedge Fund Research and Due Diligence and Member of the Global Hedge Fund Investment Committee: New York.

— Joined Deutsche Asset & Wealth Management in 2007 with 13 years of industry experience; previously, served as a Portfolio Manager for Fund of Hedge Funds at Wafra Investment Advisory Group, a Portfolio Manager and Director of Research at Yankee Advisers, LLC and a Senior Analyst at Phoenix Advisers Inc. Began career as a Financial Analyst at Goldman Sachs.

— AB in Economics from Dartmouth College.

Owen Fitzpatrick, CFA, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1995.

— Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

— Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.

— BA and MBA, Fordham University.

Pankaj Bhatnagar, PhD, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Subadvisors

GAM International Management Limited

Andy Kastner, CFA, Portfolio Manager, GAM

Lead Portfolio manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in July 2008.

— Lead manager of the Absolute Return European Equity strategy.

— Previously he worked as a fund manager at Credit Suisse for seven years. Prior to that, he was an analyst and portfolio manager at Bank Vontobel. He started his career at UBS in different functions in investment research and asset management.

— Master in Banking and Finance, University of Zurich; CFA Charterholder; holder of the CAIA diploma.

Oliver Maslowski, Portfolio Manager, GAM

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in January 2006.

— Portfolio manager for European equities.

— Previously he was an analyst at Julius Baer Private Banking Investment Research. Before joining Julius Baer he was an equity analyst for Bank Vontobel.

— Master in Business Administration, Ludwig Maximilian University of Munich; Certified International Investment Analyst (CIIA).

Guido Marveggio, Portfolio Manager, GAM

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in May 1997.

— Portfolio manager and specialized in European equities.

— He previously spent several years at Credit Suisse and the then Swiss Volksbank. He worked for several years at Wiremas, Zurich, and at the then Handelsbank Nat West (now Coutts & Co.).

— Completed a commercial apprenticeship.

Désirée Mueller, Portfolio Manager, GAM

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in October 2011.

— She is a portfolio manager in the Equities Europe team.

— Prior to joining Swiss & Global she was a Junior Portfolio Manager for Credit Suisse. Previously, she worked in Credit Suisse Private Banking group.

— Master’s degree in Banking and Finance, University of St. Gallen.

Laurence Kubli, Portfolio Manager, GAM

Portfolio manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in October 2007.

— Portfolio manager focused on fixed income securities.

— Between 2006 and 2007 she was a portfolio manager at Clariden Leu. Between 1999 and 2006 she worked for Man Group (previously RMF Investment Management and Swiss Life Hedge Fund Partners). She started her career in 1992 at Credit Suisse and worked in the fixed income unit of Merrill Lynch Capital Markets from 1996 until 1999.

— Master, University of St. Gallen.

Matthias Wildhaber, Portfolio Manager, GAM

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in August 2000.

— Portfolio manager focused on fixed income securities.

— Previously, he spent several years at Julius Baer Investment Funds Services Ltd. His previous experience includes a wide range of activities in the areas of performance controlling and third-party fund analysis.

— Bachelor of Arts in Business Administration, University of Applied Sciences, Baden; Certified International Investment Analyst (CIIA).

Henderson Alternative Investment Advisor Limited

Graham Kitchen, CFA, Head of Equities, Henderson

Portfolio Manager of a sleeve of the fund. Joined the fund in 2013.

— Joined Henderson in 2005.

— Prior to joining Henderson, was Head of UK Equities at Threadneedle and Co-Head of Investment at Invesco Asset Management.

— BA, Lancaster University; Masters degree in Modern History, Oxford University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Citigroup 3-Month T-Bill Index is an unmanaged index representative of the 3-month Treasury market.

A long position is the purchase of a security with the expectation that its value will rise.

A short position is the sale of a borrowed security with the expectation that its value will fall.

Net exposure is the percentage difference between a fund’s long and short exposure.

Intrinsic value refers to the value of a company determined through fundamental research and without reference to the current market price of its shares.

Performance Summary August 31, 2014 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/14
Unadjusted for Sales Charge	–1.03%	0.35%	0.43%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–6.72%	–0.83%	–0.32%
Citigroup 3-Month T-Bill Index†	0.04%	0.08%	0.99%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/14
Unadjusted for Sales Charge	–1.69%	–0.41%	–0.34%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.69%	–0.41%	–0.34%
Citigroup 3-Month T-Bill Index†	0.04%	0.08%	0.99%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/14
No Sales Charges	–0.92%	0.50%	0.60%
Citigroup 3-Month T-Bill Index†	0.04%	0.08%	0.99%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/14
No Sales Charges	–0.69%	0.68%	0.73%
Citigroup 3-Month T-Bill Index†	0.04%	0.08%	0.99%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2013 are 3.80%, 4.56%, 3.71% and 3.45% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. The performance shown for the index is for the time period of October 31, 2006 through August 31, 2014 which is based on the performance period of the life of the Fund.

† Citigroup 3-Month T-Bill Index is an unmanaged index representative of the 3-month Treasury market.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/14	$8.43	$7.96	$8.53	$8.60
8/31/13	$9.61	$9.20	$9.69	$9.76
Distribution Information as of 8/31/14
Capital Gain Distributions, Twelve Months	$1.09	$1.09	$1.09	$1.09

Investment Portfolio as of August 31, 2014
	Shares	Value ($)

Long Positions 127.1%
Common Stocks 74.6%
Consumer Discretionary 10.2%
Auto Components 1.2%
Autoliv, Inc. (SDR)	11,000	1,138,197
Cie Generale des Etablissements Michelin	8,000	884,452
Valeo SA	6,000	726,346
		2,748,995
Automobiles 0.7%
Peugeot SA*	118,500	1,667,392
Hotels, Restaurants & Leisure 1.9%
Betfair Group PLC	80,000	1,450,967
SJM Holdings Ltd.	300,000	755,140
Thomas Cook Group PLC* (a)	468,243	971,477
TUI Travel PLC	200,000	1,238,106
		4,415,690
Internet & Catalog Retail 0.8%
Amazon.com, Inc.* (b)	4,350	1,474,824
The Priceline Group, Inc.* (b)	322	400,668
		1,875,492
Media 3.0%
Cablevision Systems Corp. (New York Group) "A" (a)	30,196	558,928
CBS Corp. "B" (b)	16,176	959,075
Cinemark Holdings, Inc. (a)	40,000	1,411,600
Fuji Media Holdings, Inc.	67,500	1,044,135
ITV PLC	380,000	1,333,519
Omnicom Group, Inc. (a)	23,139	1,666,239
		6,973,496
Specialty Retail 1.9%
Best Buy Co., Inc. (a) (b)	12,314	392,694
CarMax, Inc.* (a)	6,180	323,832
O'Reilly Automotive, Inc.* (a)	10,650	1,661,187
Tiffany & Co. (a)	5,262	531,146
WH Smith PLC	80,000	1,535,530
		4,444,389
Textiles, Apparel & Luxury Goods 0.7%
Gildan Activewear, Inc.	13,480	772,872
PVH Corp. (a) (b)	8,350	974,779
		1,747,651
Consumer Staples 7.1%
Beverages 2.2%
Dr. Pepper Snapple Group, Inc.	30,461	1,916,606
PepsiCo, Inc. (b)	13,050	1,206,994
SABMiller PLC	35,000	1,932,740
		5,056,340
Food & Staples Retailing 2.5%
Koninklijke Ahold NV	60,000	1,024,909
Kroger Co. (b)	45,847	2,337,280
Sprouts Farmers Market, Inc.* (a)	82,700	2,558,738
		5,920,927
Food Products 1.5%
Aryzta AG	15,000	1,371,411
Flowers Foods, Inc. (a) (b)	39,700	777,326
Marine Harvest ASA	90,000	1,221,707
		3,370,444
Household Products 0.3%
Svenska Cellulosa AB SCA "B"	30,000	721,815
Tobacco 0.6%
Imperial Tobacco Group PLC	30,000	1,308,587
Energy 6.0%
Energy Equipment & Services 1.4%
Baker Hughes, Inc.	7,319	506,036
National Oilwell Varco, Inc. (a) (b)	11,400	985,302
Weatherford International PLC* (a)	71,350	1,690,281
		3,181,619
Oil, Gas & Consumable Fuels 4.6%
Chevron Corp.	14,165	1,833,659
CONSOL Energy, Inc.	43,354	1,746,299
Continental Resources, Inc.* (a) (b)	16,050	2,588,704
Kinder Morgan, Inc. (a)	6,370	256,456
Marathon Petroleum Corp. (b)	3,703	337,010
Oasis Petroleum, Inc.* (a)	51,900	2,552,961
Occidental Petroleum Corp. (a) (b)	9,650	1,000,995
Williams Companies, Inc. (b)	8,706	517,485
		10,833,569
Financials 13.7%
Banks 6.0%
Agricultural Bank of China Ltd. "H"	2,900,000	1,342,711
Citigroup, Inc. (b)	49,799	2,572,118
Credit Agricole SA	80,000	1,186,013
DBS Group Holdings Ltd.	97,000	1,391,181
ING Groep NV (CVA)*	86,499	1,191,111
Mitsubishi UFJ Financial Group, Inc.	287,000	1,652,283
Nordea Bank AB	116,905	1,525,081
Sumitomo Mitsui Financial Group, Inc.	31,800	1,285,777
Wells Fargo & Co.	37,250	1,916,140
		14,062,415
Capital Markets 0.6%
BlackRock, Inc.	2,103	695,105
Charles Schwab Corp. (a) (b)	21,205	604,554
		1,299,659
Insurance 4.6%
Allstate Corp. (a) (b)	14,241	875,679
Dai-ichi Life Insurance Co., Ltd.	87,200	1,250,688
Everest Re Group Ltd. (a)	11,450	1,875,968
Friends Life Group Ltd.	240,000	1,222,856
Genworth Financial, Inc. "A"*	13,100	185,889
Legal & General Group PLC	430,425	1,727,507
NKSJ Holdings, Inc.	38,700	936,291
Prudential Financial, Inc. (b)	3,762	337,451
T&D Holdings, Inc.	96,600	1,199,769
The Travelers Companies, Inc. (a) (b)	11,000	1,041,810
		10,653,908
Real Estate Management & Development 1.9%
CBRE Group, Inc. "A"* (a)	23,502	746,894
Cheung Kong (Holdings) Ltd.	75,000	1,364,847
Grainger PLC	375,000	1,292,610
Tokyu Fudosan Holdings Corp.	139,500	1,071,571
		4,475,922
Thrifts & Mortgage Finance 0.6%
Paragon Group of Companies PLC	231,589	1,326,229
Health Care 10.5%
Biotechnology 2.1%
Gilead Sciences, Inc.* (a)	17,774	1,912,127
Incyte Corp.* (a)	39,200	2,124,640
NPS Pharmaceuticals, Inc.* (a)	24,725	746,201
		4,782,968
Health Care Equipment & Supplies 0.2%
Zimmer Holdings, Inc. (a) (b)	4,670	463,778
Health Care Providers & Services 0.7%
CIGNA Corp.	4,615	436,579
Express Scripts Holding Co.* (b)	3,510	259,494
Fresenius SE & Co. KGaA	21,000	1,024,899
		1,720,972
Pharmaceuticals 7.5%
AstraZeneca PLC	21,633	1,649,363
Bayer AG (Registered)	12,926	1,733,517
Eli Lilly & Co.	31,500	2,002,140
Hikma Pharmaceuticals PLC	60,000	1,720,332
Johnson & Johnson	17,850	1,851,580
Novartis AG (Registered)	20,175	1,811,611
Perrigo Co. PLC (a)	5,480	815,095
Pfizer, Inc. (b)	31,250	918,438
Recordati SpA	90,000	1,466,251
Roche Holding AG (ADR) (a)	45,744	1,670,113
Sanofi	16,000	1,755,277
		17,393,717
Industrials 7.9%
Aerospace & Defense 1.1%
Safran SA	14,000	917,567
Senior PLC	350,000	1,662,450
		2,580,017
Air Freight & Logistics 0.1%
Expeditors International of Washington, Inc. (a)	7,147	295,171
Commercial Services & Supplies 0.7%
Stericycle, Inc.* (a)	13,650	1,622,303
Construction & Engineering 0.9%
Interserve PLC	100,000	1,100,152
Mota-Engil SGPS SA	60,000	369,950
Sacyr SA*	120,000	672,414
		2,142,516
Electrical Equipment 0.5%
Schneider Electric SE	14,000	1,182,960
Industrial Conglomerates 0.7%
Danaher Corp.	16,450	1,260,235
Roper Industries, Inc.	2,300	346,288
		1,606,523
Machinery 1.7%
Cargotec Oyj "B"	20,000	725,631
Cummins, Inc. (a) (b)	6,165	894,603
Dover Corp. (b)	3,547	311,675
Mitsubishi Heavy Industries Ltd.	168,000	1,035,222
Parker-Hannifin Corp. (a) (b)	7,840	905,520
		3,872,651
Professional Services 1.1%
Teleperformance	17,000	1,103,139
Towers Watson & Co. "A"	9,286	1,018,024
Verisk Analytics, Inc. "A"* (a) (b)	4,783	307,021
		2,428,184
Road & Rail 1.1%
CSX Corp. (a) (b)	10,058	310,893
Norfolk Southern Corp.	5,415	579,405
Union Pacific Corp. (a)	15,174	1,597,367
		2,487,665
Trading Companies & Distributors 0.0%
NOW, Inc.* (a)	2,849	94,102
Information Technology 10.6%
Communications Equipment 1.1%
ARRIS Group, Inc.* (a) (b)	21,955	672,042
QUALCOMM, Inc. (b)	26,337	2,004,246
		2,676,288
Electronic Equipment, Instruments & Components 1.4%
CDW Corp. (a)	13,900	459,256
Hitachi Ltd.	179,000	1,350,604
Ingenico	15,000	1,441,201
		3,251,061
Internet Software & Services 2.0%
Baidu, Inc. (ADR)* (b)	5,800	1,244,216
eBay, Inc.* (b)	44,850	2,489,175
Google, Inc. "C"* (b)	1,640	937,424
		4,670,815
IT Services 2.0%
Accenture PLC "A" (a)	9,227	747,941
Fujitsu Ltd.	148,000	1,013,056
Nihon Unisys Ltd.	186,700	1,724,824
Visa, Inc. "A"	1,500	318,780
Wirecard AG	22,000	822,199
		4,626,800
Semiconductors & Semiconductor Equipment 1.3%
Analog Devices, Inc. (b)	18,500	945,720
Dialog Semiconductor PLC*	40,000	1,179,523
Lam Research Corp. (a)	12,050	866,516
		2,991,759
Software 1.3%
Open Text Corp. (a)	9,050	508,391
Red Hat, Inc.*	6,761	411,880
SAP SE	21,834	1,698,748
VMware, Inc. "A"* (a)	4,138	407,924
		3,026,943
Technology Hardware, Storage & Peripherals 1.5%
SanDisk Corp. (a)	18,965	1,857,811
Western Digital Corp. (b)	16,149	1,663,509
		3,521,320
Materials 2.6%
Chemicals 0.5%
DIC Corp.	525,000	1,197,337
Construction Materials 0.5%
HeidelbergCement AG	15,000	1,132,916
Containers & Packaging 0.4%
Crown Holdings, Inc.* (a) (b)	19,610	946,575
Metals & Mining 1.2%
Fortescue Metals Group Ltd. (a)	330,000	1,291,164
Reliance Steel & Aluminum Co.	22,240	1,555,021
		2,846,185
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.3%
Iliad SA	4,000	880,406
TalkTalk Telecom Group PLC	71,677	360,101
Verizon Communications, Inc. (b)	11,823	589,022
Windstream Holdings, Inc.	105,062	1,187,201
		3,016,730
Wireless Telecommunication Services 0.6%
Freenet AG	50,000	1,337,261
Utilities 4.1%
Electric Utilities 1.5%
Iberdrola SA	204,166	1,498,323
Pinnacle West Capital Corp. (a)	5,994	341,358
Red Electrica Corp. SA	20,000	1,686,011
		3,525,692
Gas Utilities 0.4%
UGI Corp. (a) (b)	18,194	963,918
Multi-Utilities 2.2%
CMS Energy Corp. (b)	11,650	355,791
GDF Suez	60,000	1,480,025
RWE AG	41,578	1,625,555
Wisconsin Energy Corp. (a) (b)	37,008	1,677,573
		5,138,944
Total Common Stocks (Cost $162,151,996)		173,628,610
Preferred Stock 0.6%
Consumer Staples 0.6%
Household Products 0.6%
Henkel AG & Co. KGaA (Cost $1,605,260)	14,000	1,467,915

	Principal Amount ($)	Value ($)

Corporate Bond 2.2%
Financials 2.2%
Bank Nederlandse Gemeenten NV, 0.514%***, 2/8/2016 (Cost $5,018,867)	5,000,000	5,017,600

Government & Agency Obligations 6.0%
Other Government Related (c) 1.3%
FMS Wertmanagement AoeR, 0.484%***, 6/30/2015	3,000,000	3,005,940
Sovereign Bonds 4.7%
Canada Government International Bond, 0.875%, 2/14/2017	3,000,000	3,000,585
Kingdom of Sweden, REG S, 0.375%, 12/22/2015	5,000,000	5,001,720
Kommunalbanken AS, REG S, 2.75%, 5/5/2015	3,000,000	3,051,072
		11,053,377
Total Government & Agency Obligations (Cost $14,068,722)		14,059,317

Short-Term U.S. Treasury Obligations 18.5%
U.S. Treasury Bills:
0.025%**, 10/30/2014 (b)	4,000,000	3,999,856
0.033%**, 9/18/2014 (b)	20,000,000	19,999,840
0.049%**, 12/18/2014 (b)	9,000,000	8,999,532
0.068%**, 12/11/2014 (b)	10,000,000	9,999,440
Total Short-Term U.S. Treasury Obligations (Cost $42,996,294)		42,998,668

	Shares	Value ($)

Securities Lending Collateral 16.8%
Daily Assets Fund Institutional, 0.08% (d) (e) (Cost $39,081,587)	39,081,587	39,081,587

Cash Equivalents 8.4%
Central Cash Management Fund, 0.05% (d) (Cost $19,456,438)	19,456,438	19,456,438

	% of Net Assets	Value ($)

Total Long Positions (Cost $284,379,164)†	127.1	295,710,135
Other Assets and Liabilities, Net (a)	33.4	77,703,123
Securities Sold Short	(60.5)	(140,764,010)
Net Assets	100.0	232,649,248

† The cost for federal income tax purposes was $285,017,169. At August 31, 2014, net unrealized appreciation for all securities based on tax cost was $10,692,966. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,119,675 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,426,709.

	Shares	Value ($)

Common Stocks Sold Short 60.5%
Consumer Discretionary 6.5%
Automobiles 0.2%
General Motors Co.	17,750	617,700
Hotels, Restaurants & Leisure 1.3%
International Game Technology	23,850	402,111
Starbucks Corp.	9,900	770,319
Whitbread PLC	25,000	1,823,613
		2,996,043
Household Durables 0.5%
Electrolux AB "B"	46,000	1,167,829
Internet & Catalog Retail 0.4%
Ocado Group PLC	180,000	982,756
Media 2.9%
Informa PLC	180,000	1,543,069
Liberty Media Corp. "A"	10,800	531,684
Liberty Media Corp. "C"	21,600	1,046,952
UBM PLC	80,000	841,436
Viacom, Inc. "B"	12,750	1,034,662
Walt Disney Co.	18,650	1,676,262
		6,674,065
Specialty Retail 0.9%
Fast Retailing Co., Ltd.	6,600	2,068,079
Textiles, Apparel & Luxury Goods 0.3%
Tod's SpA	6,000	665,883
Consumer Staples 10.8%
Beverages 0.4%
Constellation Brands, Inc. "A"	10,000	870,900
Food & Staples Retailing 3.8%
Carrefour SA	35,000	1,214,187
Jeronimo Martins SGPS SA	65,000	881,108
Metro AG	24,000	843,000
Sysco Corp.	57,750	2,184,683
Wal-Mart Stores, Inc.	50,000	3,775,000
		8,897,978
Food Products 3.3%
Associated British Foods PLC	40,000	1,901,577
Danone SA	24,000	1,675,588
Kellogg Co.	23,000	1,494,310
Nestle SA (Registered)	19,000	1,475,516
Unilever PLC	25,000	1,103,721
		7,650,712
Household Products 2.2%
Church & Dwight Co., Inc.	20,500	1,398,920
Clorox Co.	9,100	806,260
Colgate-Palmolive Co.	12,150	786,470
Procter & Gamble Co.	8,250	685,658
Unicharm Corp.	22,100	1,450,498
		5,127,806
Personal Products 0.6%
Beiersdorf AG	15,000	1,320,626
Tobacco 0.5%
Altria Group, Inc.	30,250	1,303,170
Energy 3.4%
Energy Equipment & Services 1.7%
Atwood Oceanics, Inc.	13,250	654,682
Dril-Quip, Inc.	11,700	1,187,199
Helmerich & Payne, Inc.	20,400	2,143,020
Seventy Seven Energy, Inc.	525	12,322
		3,997,223
Oil, Gas & Consumable Fuels 1.7%
Chesapeake Energy Corp.	7,350	199,920
ConocoPhillips	9,500	771,590
Koninklijke Vopak NV	18,000	922,905
Laredo Petroleum, Inc.	10,050	237,582
World Fuel Services Corp.	37,650	1,670,907
		3,802,904
Financials 7.8%
Banks 1.8%
Bank of America Corp.	43,100	693,479
BNP Paribas SA	17,000	1,148,895
PNC Financial Services Group, Inc.	18,100	1,533,975
The Chiba Bank Ltd.	102,000	719,548
		4,095,897
Capital Markets 1.5%
American Capital Ltd.	200,000	3,098,000
Ares Capital Corp.	24,750	424,462
		3,522,462
Insurance 3.6%
Hartford Financial Services Group, Inc.	47,400	1,756,170
Lincoln National Corp.	31,500	1,733,760
Loews Corp.	21,500	940,410
Marsh & McLennan Companies, Inc.	39,450	2,094,795
Principal Financial Group, Inc.	17,100	928,359
Unum Group	22,450	814,262
		8,267,756
Real Estate Investment Trusts 0.9%
Health Care REIT, Inc. (REIT)	32,250	2,179,455
Health Care 7.1%
Biotechnology 1.7%
Seattle Genetics, Inc.	66,050	2,906,861
United Therapeutics Corp.	8,950	1,054,578
		3,961,439
Health Care Equipment & Supplies 2.7%
Essilor International SA	15,000	1,592,195
Hologic, Inc.	89,900	2,235,813
Straumann Holding AG (Registered)	7,500	1,837,740
The Cooper Companies, Inc.	3,950	643,969
		6,309,717
Health Care Providers & Services 1.4%
Fresenius Medical Care AG & Co. KgaA	16,000	1,128,623
Laboratory Corp. of America Holdings	19,000	2,037,370
		3,165,993
Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.	11,300	166,958
Life Sciences Tools & Services 0.1%
Bruker Corp.	18,050	362,083
Pharmaceuticals 1.1%
Eli Lilly & Co	13,650	867,594
GlaxoSmithKline PLC	65,000	1,590,719
		2,458,313
Industrials 7.3%
Aerospace & Defense 1.2%
Chemring Group PLC	250,000	951,850
United Technologies Corp.	16,800	1,814,064
		2,765,914
Air Freight & Logistics 0.4%
Yamato Holdings Co., Ltd.	45,700	942,837
Building Products 0.2%
Armstrong World Industries, Inc.	9,700	559,496
Commercial Services & Supplies 1.3%
G4S PLC	280,000	1,232,101
Mitie Group PLC	325,000	1,705,257
		2,937,358
Construction & Engineering 1.1%
Carillion PLC	200,000	1,119,054
Hochtief AG	18,000	1,423,752
		2,542,806
Machinery 0.8%
Deere & Co.	8,700	731,583
Kone Oyj "B"	10,000	423,225
Wartsila Oyj Abp	15,000	754,302
		1,909,110
Professional Services 1.4%
Bureau Veritas SA	40,000	950,800
DKSH Holding AG	11,000	863,758
Intertek Group PLC	30,000	1,395,641
		3,210,199
Road & Rail 0.9%
Hertz Global Holdings, Inc.	27,850	822,968
Odakyu Electric Railway Co., Ltd.	125,000	1,233,658
		2,056,626
Information Technology 7.9%
IT Services 2.5%
Fiserv, Inc.	29,800	1,921,206
International Business Machines Corp.	11,975	2,302,792
NTT Data Corp.	19,500	700,343
Quindell PLC	206,667	584,401
Teradata Corp.	9,000	411,030
		5,919,772
Semiconductors & Semiconductor Equipment 3.3%
Aixtron SE	55,000	721,914
Intel Corp.	57,900	2,021,868
Maxim Integrated Products, Inc.	63,800	1,970,782
Micron Technology, Inc.	27,350	891,610
STMicroelectronics NV	140,000	1,171,155
Texas Instruments, Inc.	17,200	828,696
		7,606,025
Software 1.3%
Gemalto NV	15,000	1,468,591
Globo PLC	600,000	478,437
Microsoft Corp.	7,100	322,553
Oracle Corp.	19,800	822,294
		3,091,875
Technology Hardware, Storage & Peripherals 0.8%
EMC Corp.	49,050	1,448,447
Hewlett-Packard Co.	11,150	423,700
		1,872,147
Materials 1.6%
Metals & Mining 1.6%
Allegheny Technologies, Inc.	16,900	712,673
Nucor Corp.	29,650	1,610,588
Rio Tinto PLC	28,000	1,501,978
		3,825,239
Telecommunication Services 2.3%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	44,250	1,546,980
Orange SA	70,000	1,060,892
TeliaSonera AB	220,000	1,608,864
Verizon Communications, Inc.	9,468	471,696
		4,688,432
Wireless Telecommunication Services 0.3%
Vodafone Group PLC (ADR)	19,636	674,300
Utilities 5.8%
Electric Utilities 1.0%
PPL Corp.	66,750	2,311,553
Gas Utilities 0.5%
Hong Kong & China Gas Co., Ltd.	554,400	1,255,932
Independent Power & Renewable Eletricity Producers 0.8%
APR Energy PLC	45,000	383,952
Drax Group PLC	150,000	1,564,706
		1,948,658
Multi-Utilities 3.5%
Alliant Energy Corp.	41,450	2,424,410
Dominion Resources, Inc.	9,250	649,535
Integrys Energy Group, Inc.	27,700	1,880,553
National Grid PLC	100,000	1,493,625
RWE AG	40,000	1,563,861
		8,011,984
Total Common Stocks Sold Short (Proceeds $134,404,812)		140,764,010

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

*** Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of August 31, 2014.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of the securities loaned at August 31, 2014 amounted to $35,409,028, which is 15.2% of net assets.

(b) All or a portion of these securities are pledged as collateral for short sales.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SDR: Swedish Depositary Receipt

At August 31, 2014, open futures contracts sold were as follows
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
ASX SPI 200 Index	AUD	9/18/2014	11	1,442,136	(69,887)
CAC 40 Euro	EUR	9/19/2014	63	3,625,713	(165,144)
SGX MSCI Singapore Index	SGD	9/29/2014	22	1,329,458	8,339
Nikkei 225 Index	JPY	9/11/2014	30	4,446,153	(77,433)
DAX Index	EUR	9/19/2014	10	3,101,086	142,218
Euro Stoxx 50 Index	EUR	9/19/2014	88	3,659,613	112,689
TOPIX Index	JPY	9/11/2014	15	1,839,589	(23,725)
Hang Seng Index	HKD	9/29/2014	14	2,229,418	24,838
S&P 500 E-mini Index	USD	9/19/2014	83	8,305,810	(264,912)
Total net unrealized depreciation					(313,017)

As of August 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
GBP	2,032,260	USD	3,379,149	11/26/2014	7,679	JPMorgan Chase Securities, Inc.
USD	114,078	AUD	123,013	11/26/2014	138	JPMorgan Chase Securities, Inc.
EUR	6,544,125	USD	8,697,072	11/26/2014	93,526	JPMorgan Chase Securities, Inc.
SEK	10,199,714	USD	1,478,169	11/26/2014	19,085	JPMorgan Chase Securities, Inc.
HKD	19,149,975	USD	2,471,327	11/26/2014	202	JPMorgan Chase Securities, Inc.
CHF	1,564,201	USD	1,717,937	11/26/2014	12,573	JPMorgan Chase Securities, Inc.
JPY	1,061,563,639	USD	10,284,761	11/26/2014	75,642	JPMorgan Chase Securities, Inc.
USD	1,563,672	GBP	943,653	11/26/2014	1,826	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					210,671

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	83,313	HKD	645,533	11/26/2014	(13)	JPMorgan Chase Securities, Inc.
USD	1,403,973	JPY	145,880,981	11/26/2014	(1,027)	JPMorgan Chase Securities, Inc.
CAD	1,348,826	USD	1,229,589	11/26/2014	(8,485)	JPMorgan Chase Securities, Inc.
SGD	1,777,227	USD	1,422,566	11/26/2014	(263)	JPMorgan Chase Securities, Inc.
AUD	1,518,434	USD	1,404,130	11/26/2014	(5,719)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(15,507)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Great British Pound HKD Hong Kong Dollar JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (f)	$90,685,666	$82,942,944	$—	$173,628,610
Preferred Stock	—	1,467,915	—	1,467,915
Corporate Bond	—	5,017,600	—	5,017,600
Government & Agency Obligations (f)	—	14,059,317	—	14,059,317
Short-Term U.S. Treasury Obligations	—	42,998,668	—	42,998,668
Short-Term Investments (f)	58,538,025	—	—	58,538,025
Derivatives (g)
Futures Contracts	288,084	—	—	288,084
Forward Foreign Currency Exchange Contracts	—	210,671	—	210,671
Total	$149,511,775	$146,697,115	$—	$296,208,890
Liabilities	Level 1	Level 2	Level 3	Total

Common Stocks Sold Short, at Value (f)	$(82,310,011)	$(58,453,999)	$—	$(140,764,010)
Derivatives (g)
Futures Contracts	(601,101)	—	—	(601,101)
Forward Foreign Currency Exchange Contracts	—	(15,507)	—	(15,507)
Total	$(82,911,112)	$(58,469,506)	$—	$(141,380,618)

There have been no transfers between fair value measurement levels during the year ended August 31, 2014.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $225,841,139) — including $35,409,028 of securities loaned	$237,172,110
Investment in Daily Assets Fund Institutional (cost $39,081,587)*	39,081,587
Investment in Central Cash Management Fund (cost $19,456,438)	19,456,438
Total investments in securities, at value (cost $284,379,164)	295,710,135
Foreign currency, at value (cost $8,452,016)	8,321,699
Deposit with broker for futures contracts	2,364,709
Deposit with broker for securities sold short	104,964,350
Receivable for investments sold	5,583,439
Receivable for Fund shares sold	143,649
Dividends receivable	295,831
Interest receivable	38,850
Unrealized appreciation on forward foreign currency exchange contracts	210,671
Foreign taxes recoverable	10,738
Other assets	8,108
Total assets	417,652,179
Liabilities
Cash overdraft	50,904
Payable upon return of securities loaned	39,081,587
Payable for securities sold short, at value (proceeds of $134,404,812)	140,764,010
Payable for investments purchased	2,553,725
Payable for Fund shares redeemed	1,402,869
Payable for variation margin on futures contracts	310,651
Unrealized depreciation on forward foreign currency exchange contracts	15,507
Dividends payable for securities sold short	243,782
Accrued management fee	258,372
Accrued Trustees' fee	3,764
Other accrued expenses and payables	317,760
Total liabilities	185,002,931
Net assets, at value	$232,649,248

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2014 (continued)
Net Assets Consist of
Accumulated net investment loss	(3,209,448)
Net unrealized appreciation (depreciation) on: Investments	11,330,971
Futures	(313,017)
Foreign currency	71,185
Securities sold short	(6,359,198)
Accumulated net realized gain (loss)	(5,464,233)
Paid-in capital	236,592,988
Net assets, at value	$232,649,248
Net Asset Value
Class A Net Asset Value and redemption price per share ($14,470,234 ÷ 1,716,107 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.43
Maximum offering price per share (100 ÷ 94.25 of $8.43)	$8.94
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,431,996 ÷ 1,309,838 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.96
Class S Net Asset Value, offering and redemption price per share ($56,130,034 ÷ 6,579,751 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.53
Institutional Class Net Asset Value, offering and redemption price per share ($151,616,984 ÷ 17,623,541 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $160,926)	$4,443,293
Interest	2,015
Income distributions — Central Cash Management Fund	18,265
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	24,685
Total income	4,488,258
Expenses: Management fee	3,865,461
Administration fee	309,237
Services to shareholders	278,625
Distribution and service fees	197,258
Custodian fee	138,854
Professional fees	133,867
Reports to shareholders	82,448
Registration fees	75,259
Trustees' fees and expenses	14,951
Interest expense on securities sold short	1,439,642
Dividend expense on securities sold short	4,129,314
Other	29,491
Total expenses before expense reductions	10,694,407
Expense reductions	(123,759)
Total expenses after expense reductions	10,570,648
Net investment income (loss)	(6,082,390)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	33,398,259
Swap contracts	(656,486)
Securities sold short	(18,742,243)
Futures	(12,901,679)
Foreign currency	(220,436)
Payment by affiliate (see Note H)	32,212
909,627
Change in net unrealized appreciation (depreciation) on: Investments	19,848,768
Swap contracts	(3,236)
Securities sold short	(10,898,937)
Futures	(5,396,314)
Foreign currency	(32,205)
3,518,076
Net gain (loss)	4,427,703
Net increase (decrease) in net assets resulting from operations	$(1,654,687)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$(6,082,390)	$(6,788,390)
Net realized gain (loss)	909,627	63,282,597
Change in net unrealized appreciation (depreciation)	3,518,076	(50,992,031)
Net increase (decrease) in net assets resulting from operations	(1,654,687)	5,502,176
Distributions to shareholders from: Net realized gains: Class A	(3,523,429)	—
Class C	(1,579,208)	—
Class S	(7,272,407)	—
Institutional Class	(24,889,392)	—
Total distributions	(37,264,436)	—
Fund share transactions: Proceeds from shares sold	65,355,151	155,830,456
Reinvestment of distributions	36,226,112	—
Payments for shares redeemed	(208,236,576)	(177,596,798)
Net increase (decrease) in net assets from Fund share transactions	(106,655,313)	(21,766,342)
Increase (decrease) in net assets	(145,574,436)	(16,264,166)
Net assets at beginning of period	378,223,684	394,487,850
Net assets at end of period (including accumulated net investment loss of $3,209,448 and $4,773,594, respectively)	$232,649,248	$378,223,684

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.61		$9.49		$9.49		$9.48	$9.52
Income (loss) from investment operations: Net investment income (loss)a	(.19)		(.18)		(.21)		(.19)	(.24)
Net realized and unrealized gain (loss)	.10		.30		.21		.28	.28
Total from investment operations	(.09)		.12		.00		.09	.04
Less distributions from: Net realized gains	(1.09)		—		—		(.08)	(.08)
Net asset value, end of period	$8.43		$9.61		$9.49		$9.49	$9.48
Total Return (%)b	(1.03	)c	1.26	c	.00	c	1.06	.38	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		43		60		82	79
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.69		3.78		3.83		3.56	3.67
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.60		3.76		3.77		3.56	3.64
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.80		1.77		1.75		1.79	1.80
Ratio of net investment income (loss) (%)	(2.14)		(1.91)		(2.25)		(2.04)	(2.53)
Portfolio turnover rate (%)	347		496		597		481	393
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended August 31,
Class C	2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.20		$9.15		$9.22		$9.29	$9.40
Income (loss) from investment operations: Net investment income (loss)a	(.24)		(.25)		(.27)		(.25)	(.30)
Net realized and unrealized gain (loss)	.09		.30		.20		.26	.27
Total from investment operations	(.15)		.05		(.07)		.01	(.03)
Less distributions from: Net realized gains	(1.09)		—		—		(.08)	(.08)
Net asset value, end of period	$7.96		$9.20		$9.15		$9.22	$9.29
Total Return (%)b	(1.69	)c	.55	c	(.76	)c	.32	(.47	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10		17		19		24	23
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.43		4.54		4.54		4.31	4.42
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.35		4.53		4.52		4.31	4.40
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.55		2.54		2.50		2.54	2.56
Ratio of net investment income (loss) (%)	(2.89)		(2.69)		(2.99)		(2.78)	(3.29)
Portfolio turnover rate (%)	347		496		597		481	393
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended August 31,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.69	$9.55	$9.54	$9.51	$9.54
Income (loss) from investment operations: Net investment income (loss)a	(.18)	(.18)	(.19)	(.17)	(.22)
Net realized and unrealized gain (loss)	.11	.32	.20	.28	.27
Total from investment operations	(.07)	.14	.01	.11	.05
Less distributions from: Net realized gains	(1.09)	—	—	(.08)	(.08)
Net asset value, end of period	$8.53	$9.69	$9.55	$9.54	$9.51
Total Return (%)b	(.92)	1.47	.10	1.27	.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	84	77	61	76
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.59	3.69	3.64	3.41	3.54
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.45	3.63	3.61	3.35	3.50
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.65	1.64	1.59	1.58	1.66
Ratio of net investment income (loss) (%)	(2.01)	(1.90)	(2.05)	(1.82)	(2.39)
Portfolio turnover rate (%)	347	496	597	481	393
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended August 31,
Institutional Class	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.76	$9.60	$9.58	$9.53	$9.54
Income (loss) from investment operations: Net investment income (loss)a	(.17)	(.16)	(.18)	(.16)	(.21)
Net realized and unrealized gain (loss)	.10	.32	.21	.29	.28
Total from investment operations	(.07)	.16	.03	.13	.07
Less distributions from: Net investment income	—	—	(.01)	—	—
Net realized gains	(1.09)	—	—	(.08)	(.08)
Total distributions	(1.09)	—	(.01)	(.08)	(.08)
Net asset value, end of period	$8.60	$9.76	$9.60	$9.58	$9.53
Total Return (%)	(.69)	1.67	.28	1.47	.70	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152	235	238	197	166
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.32	3.43	3.46	3.20	3.30
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.32	3.43	3.46	3.20	3.30
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.52	1.44	1.44	1.43	1.46
Ratio of net investment income (loss) (%)	(1.87)	(1.66)	(1.89)	(1.67)	(2.18)
Portfolio turnover rate (%)	347	496	597	481	393
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Diversified Market Neutral Fund (formerly DWS Diversified Market Neutral Fund) (the "Fund") is a diversified series of Deutsche Market Trust (formerly DWS Market Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices, and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. State Street Bank and Trust, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2014, the Fund had net tax basis long-term capital loss carryforwards of approximately $4,129,000, which may be applied against realized net taxable capital gains indefinitely.

From November 1, 2013 through August 31, 2014, the Fund elected to defer qualified late year losses of approximately $2,713,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2015.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2014, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, investments in futures, investments in passive foreign investment companies, investments in short sales and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(4,129,000)
Net unrealized appreciation (depreciation) on investments	$10,692,966

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2014	2013
Distributions from long-term capital gains	$37,264,436	$—

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A total return swap contract is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the underlying reference entity, which may include a specific security, basket of securities or underlying index, in return for periodic payments based on a fixed or variable interest rate. If the Fund was looking to receive the appreciation in the value of a specified reference entity, the Fund would receive payments based on any positive total return of the underlying reference entity, and would owe payments if there were a negative total return, net of any applicable financing rate. If the Fund were trying to replicate an exposure to a short position, the Fund would owe payments on any positive total return, and receive payment if there were a negative total return, net of any applicable financing rate. For the year ended August 31, 2014, the Fund entered into total return swap transactions as a substitute for direct investment in a specific security or market and to maintain exposure to the market.

There were no open total return swap contracts as of August 31, 2014. For the year ended August 31, 2014, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $4,066,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2014, the Fund entered into futures contracts as a substitute for direct investment in a particular market or to maintain full short exposure.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2014, the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $29,979,000 to $163,889,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended August 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $24,692,000 to $37,198,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $676,000 to $4,017,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$288,084	$288,084
Foreign Exchange Contracts (b)	210,671	—	210,671
	$210,671	$288,084	$498,755
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(601,101)	$(601,101)
Foreign Exchange Contracts (b)	(15,507)	—	(15,507)
	$(15,507)	$(601,101)	$(616,608)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(656,486)	$(12,901,679)	$(13,558,165)
Foreign Exchange Contracts (b)	55,171	—	—	55,171
	$55,171	$(656,486)	$(12,901,679)	$(13,502,994)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(3,236)	$(5,396,314)	$(5,399,550)
Foreign Exchange Contracts (b)	102,909	—	—	102,909
	$102,909	$(3,236)	$(5,396,314)	$(5,296,641)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of August 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$210,671	$(15,507)	$—	$195,164
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Securities, Inc.	$15,507	$(15,507)	$—	$—

C. Purchases and Sales of Securities

During the year ended August 31, 2014, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $434,946,251 and $601,308,559, respectively. Purchases to cover securities sold short and securities sold short aggregated $453,288,979 and $418,585,316, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

On June 1, 2014, GAM International Management Limited ("GAM") was appointed as a sub-advisor to the Fund and assumed responsibility to manage a portion of the Fund’s assets effective June 16, 2014. Effective July 1, 2014, Pyramis Global Advisors, LLC ("Pyramis") no longer serves as sub-advisor with respect to a portion of the Fund’s assets and DIMA has reallocated the Fund’s assets previously delegated to Pyramis among the two sub-advised sleeves managed by GAM and Henderson Alternative Investment Advisor Limited ("Henderson"), and the one sleeve managed by the Advisor. Each investment management team employs different market neutral investment strategies when managing the assets of the fund allocated to it. GAM and Henderson are paid by the Advisor, not the Fund, for the services it provides to the Fund. Prior to July 1, 2014, Pyramis was paid by DIMA, not the Fund, for the services it provided to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

Accordingly, for the year ended August 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 1.25% of the Fund's average daily net assets.

For the period from September 1, 2013 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:
Class A	1.80%
Class C	2.55%
Class S	1.65%
Institutional Class	1.55%

For the year ended August 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$26,262
Class C	10,595
Class S	86,902
$123,759

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2014, the Administration Fee was $309,237, of which $20,193 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2014
Class A	$6,074	$509
Class C	2,022	148
Class S	34,930	840
Institutional Class	10,875	1,589
	$53,901	$3,086

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2014
Class C	$96,838	$6,764

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2014	Annual Rate
Class A	$68,315	$12,070	.24%
Class C	32,105	6,949	.25%
	$100,420	$19,019

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2014 aggregated $2,098.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2014, the CDSC for Class C shares aggregated $1,579. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2014, DDI received $20,024 for Class A shares.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $30,934, of which $9,908 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2014, Deutsche Select Alternative Allocation Fund and Deutsche Alternative Asset Allocation Fund held approximately 30% and 23% of the outstanding shares of the Fund, respectively.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2014.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	989,917	$8,834,649	2,811,347	$27,056,729
Class C	167,647	1,469,720	394,138	3,636,063
Class S	4,149,212	37,248,253	7,363,511	71,324,294
Institutional Class	1,960,783	17,802,529	5,538,972	53,813,370
		$65,355,151		$155,830,456
Shares issued to shareholders in reinvestment of distributions
Class A	411,807	$3,500,361	—	$—
Class C	174,461	1,407,903	—	—
Class S	751,628	6,456,488	—	—
Institutional Class	2,870,827	24,861,360	—	—
		$36,226,112		$—
Shares redeemed
Class A	(4,118,610)	$(36,757,330)	(4,674,243)	$(44,887,787)
Class C	(870,580)	(7,571,752)	(681,209)	(6,279,713)
Class S	(6,978,473)	(63,798,503)	(6,817,249)	(65,866,812)
Institutional Class	(11,272,075)	(100,108,991)	(6,258,073)	(60,562,486)
		$(208,236,576)		$(177,596,798)
Net increase (decrease)
Class A	(2,716,886)	$(24,422,320)	(1,862,896)	$(17,831,058)
Class C	(528,472)	(4,694,129)	(287,071)	(2,643,650)
Class S	(2,077,633)	(20,093,762)	546,262	5,457,482
Institutional Class	(6,440,465)	(57,445,102)	(719,101)	(6,749,116)
		$(106,655,313)		$(21,766,342)

H. Payment by Affiliate

During the period ended August 31, 2014, the Advisor fully reimbursed the Fund $32,212 for a loss incurred on a trade executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and Shareholders of Deutsche Diversified Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Diversified Market Neutral Fund (formerly DWS Diversified Market Neutral Fund) (the "Fund"), a series of Deutsche Market Trust (formerly DWS Market Trust), as of August 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Diversified Market Neutral Fund at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2014

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2014 to August 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/14	$979.10	$975.50	$979.30	$980.60
Expenses Paid per $1,000*	$18.36	$22.06	$17.61	$17.02
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/14	$1,006.55	$1,002.87	$1,007.41	$1,008.02
Expenses Paid per $1,000*	$18.61	$22.36	$17.86	$17.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Diversified Market Neutral Fund†	3.68%	4.43%	3.53%	3.41%

† Includes interest and dividend expense on securities sold short of 1.88% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Diversified Market Neutral Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee and Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund is sub-advised, the Board also requested and received information regarding DIMA's oversight of sub-advisers. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue different investment programs as compared to that pursued by the Fund.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). With respect to the sub-advisory fees paid, the Board noted that the fees are paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Trustees also observed that the Lipper expense universe for the Fund included funds that pursue different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisors' compliance programs and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement

Board Consideration of Fund's Sub-Advisory Agreement. The Board, including the Independent Board Members, approved the Sub-Advisory Agreement (the "Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and GAM International Management Limited ("GAM" or the "Sub-Adviser") on behalf of DWS Diversified Market Neutral Fund (the "Fund"), at an in-person meeting held in May 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In May 2014, all of the Fund’s Board Members were independent of DIMA and its affiliates.

— The Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to select sub-advisers to manage all or a portion of the Fund’s assets without obtaining shareholder approval.

— The Board Members met privately with their independent counsel to discuss the Agreement.

In connection with its review of the Agreement, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of sub-advisory services to be provided under the Agreement. The Board reviewed information regarding the experience and skill of the Sub-Adviser’s investment personnel, the resources made available to such personnel and the organizational depth and stability of the Sub-Adviser. The Board also reviewed information regarding the Sub-Adviser’s investment process and performance managing the investment strategy to be implemented on behalf of the Fund. The Board also considered that DIMA would provide ongoing oversight of the Sub-Adviser’s services to the Fund, including monitoring the Sub-Adviser’s investment activities and performance. Finally, the Board considered DIMA’s recommendation that the Sub-Adviser be engaged as a sub-adviser to the Fund.

The Board concluded that the nature, quality and extent of services to be provided by the Sub-Adviser are expected to be satisfactory.

Fees and Expenses. The Board considered the proposed fee schedule for the Sub-Adviser. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund’s total operating expenses. The Board also considered the sub-advisory fee rate proposed to be charged by the Sub-Adviser with respect to the Fund as compared to the sub-advisory fee rates charged by the other sub-advisers to the Fund and as compared to fees charged by the Sub-Adviser for similar client accounts.

On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Sub-Adviser.

Profitability. The Board did not consider the estimated profitability of the Sub-Adviser with respect to the Fund. The Board noted that DIMA will pay the Sub-Adviser’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund’s management contract. As noted above, the Board considered that DIMA will pay the Sub-Adviser’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Other Benefits to the Sub-Adviser and Its Affiliates. The Board considered the possibility that the Sub-Adviser and its affiliates could derive indirect benefits as a result of the sub-advisory relationship. The Board considered potential benefits to the Sub-Adviser related to brokerage and incidental public relations benefits to the Sub-Adviser related to Fund advertising. The Board concluded that the proposed sub-advisory fees were reasonable in light of these potential fallout benefits.

Compliance. The Board considered the Sub-Adviser’s compliance program and resources. The Board also considered that DIMA would oversee the Sub-Adviser’s compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	25159K 861	25159K 838	25159K 846	25159K 853
Fund Number	496	796	2096	592

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DDMNF-2
(R-023987-4 10/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE DIVERSIFIED MARKET NEUTRAL FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$56,879	$0	$5,667	$0
2013	$56,879	$0	$5,667	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$266,072	$6,090,049
2013	$0	$362,466	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.  All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$5,667	$6,356,121	$411,123	$6,772,911
2013	$5,667	$362,466	$557,067	$925,200

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2013 and 2014 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Diversified Market Neutral Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2014